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                                                                   Exhibit 10.12

                              EMPLOYMENT AGREEMENT

                  This EMPLOYMENT AGREEMENT is made as of November 3, 1999, by PubliCARD, Inc., a Pennsylvania corporation (the "Employer"), and Jan-Erik Rottinghuis, an individual (the "Executive").

                  The parties, intending to be legally bound, hereby agree as follows:

1.       PRE-EMPLOYMENT PAYMENT

                  The Employer acknowledges that the Executive's termination of his current employment in order to accept employment with the Employer is causing him to forfeit valuable unvested stock options and to exercise vested stock options and sell the stock acquired thereby currently, when market conditions are unfavorable and when the tax consequences to him under French legislation will also be unfavorable. In consideration of the economic losses that the Executive is incurring as a result of these actions which he is required to take in France and in full satisfaction of a condition set by the Executive for leaving his present employment position, the Employer and the Executive have agreed that the Employer shall issue to the Executive 200,000 shares of its common stock, par value $0.10 per share (the "Common Stock"). Delivery of these shares shall be made immediately upon the execution and delivery of this Agreement or at such later date as shall be specified in writing by the Executive, and shall be unconditional and not dependent in any fashion on the Executive's performance of services for the Employer.

2.       EMPLOYMENT TERMS AND DUTIES

         2.1 EMPLOYMENT; DUTIES

                  The Employer hereby employs the Executive, and the Executive hereby accepts employment by the Employer, as its President and Chief Executive Officer, with such duties consistent with those positions as are assigned or delegated to him by the Board of Directors of Employer or any duly authorized committee thereof (the "Board"). The Employer will nominate the Executive to serve as a member of the Board of Directors of Employer. The Executive will devote his entire business time, attention, skill and energy exclusively to the business of the Employer, will use his best efforts to promote the success of the Employer's business, and will cooperate fully with the Board in the advancement of the best interests of the Employer.

         2.2      TERM

                  The term of the Executive's employment under this Agreement will be three years, beginning on December 6, 1999 and ending on the third anniversary of such date, subject to Section 6.

         3.       COMPENSATION

         3.1      BASIC COMPENSATION

                  (a) Salary. The Executive will be paid an annual salary of $350,000 (the "Salary"), which will be payable in equal periodic installments according to the Employer's customary payroll practices, but no less frequently than monthly.

                  b) Option Grants. Upon the execution of this Agreement, the Employer will issue to the Executive (i) options to acquire 400,000 shares of Common Stock at an exercise price of $6.75 per share, in the form of Exhibit A and (ii) contingent options to acquire 400,000 shares of Common Stock, at an exercise price of $6.75 per share, in the form of Exhibit B.

                  (c) Benefits. The Executive will, during the term of his employment be entitled to participate in such pension, profit sharing, bonus, life insurance, hospitalization, major medical and other employee benefit plans of the Employer as may be in effect from time to time, to the extent the Executive is eligible under the terms of those plans (collectively, the "Benefits").

         3.2      BONUS COMPENSATION

                  The Executive shall be paid a bonus (the "Bonus") for each calendar year during the term of his employment in an amount determined by the Board, but not less than $100,000, in quarterly installments of $25,000 each, with the balance, if any, payable by April 15th of the following year.
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4.       EXPENSES

         4.1      GENERAL

                  (a) The Employer will reimburse the Executive for reasonable expenses incurred by the Executive at the request of, or on behalf of, the Employer in the performance of his duties pursuant to this Agreement, to the extent incurred and documented in accordance with the Employer's policies.

                  (b) The Employer will reimburse the Executive for reasonable moving expenses incurred by the Executive in connection with (i) his move to the United States from France, and (ii) his return to France from the United States at the end of the term of his employment.

                  (c) The Employer will reimburse the Executive for his reasonable temporary living expenses in the United States until the earlier of
(i) six months from the date of this Agreement, and (ii) the date on which he establishes and takes occupancy of a residence in the United States.

                  (d) The Employer will assume the Executive's life insurance policies (numbers 10-875-722 and 8-915-546) with Northwestern Mutual Life Insurance Company, 720 East Wisconsin Avenue, Milwaukee WI 53202-4797, and shall pay the premiums due on such policy during the Employment Period.

                  (e) The Employer will reimburse the Executive for the reasonable fees of legal counsel retained by the Executive in connection with the negotiation of this Agreement, to the extent not exceeding $15,000.

         4.2      AUTOMOBILE AND GOLF CLUB

                  The Employer will reimburse the Executive for the reasonable rental cost of an appropriate automobile and the reasonable expense of parking, gasoline, maintenance, insurance and other costs ancillary to the operation of the automobile during the Employment Period, to the extent documented in accordance with Employer's policies. In addition, the Employer will reimburse the Executive for the reasonable dues and expenses of an appropriate golf club membership.

         5.       VACATIONS, HOLIDAYS AND HOME LEAVE

                  5.1 The Executive will be entitled to four weeks' paid vacation each calendar year in accordance with the vacation policies of the Employer in effect for its executive officers from time to time.

                  5.2 The Employer will reimburse the Executive for reasonable expenses, including business class air fare, incurred by the Executive's wife in traveling to France once per calendar quarter, to the extent documented in accordance with the Employer's policies.

6.       TERMINATION

         6.1      EVENTS OF TERMINATION

                  The Employment Period, the Executive's Basic Compensation, Incentive Compensation and Bonus, and any and all other rights of the Executive under this Agreement or otherwise as an employee of the Employer will terminate (except as otherwise provided in this Section 6):

                  (a) upon the death of the Executive;

                  (b) upon the Disability of the Executive immediately upon notice from either party to the other;

                  (c) For Cause, immediately upon notice from the Employer to the Executive, or at such later time as such notice may specify; or

                  (d) For Good Reason upon not less than thirty days' prior notice from the Executive to the Employer.

6.2      DEFINITION OF DISABILITY

                  For purposes of Section 6.1, the Executive will be deemed to have a "Disability" if, for physical or mental reasons, the Executive is unable to perform the Executive's duties under this Agreement for 120 consecutive days, or 180 days during any twelve month period, as determined by the Board in good faith. In order to assist the Board in making that determination, the Executive will submit to a reasonable number of examinations by a medical doctor


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designated by the Board and the Executive hereby authorizes the disclosure and release to the Employer of the results of such examinations and all supporting medical records.

         6.3      DEFINITION OF "FOR CAUSE"

                  For purposes of Section 6.1, the phrase "For Cause" means: (a) the Executive's breach of this Agreement in any material respect; (b) the Executive's failure to substantially perform his assigned duties hereunder or to adhere to any written Employer policy if such failure continues uncured for at least ten days after notice thereof; (c) the appropriation (or attempted appropriation) of a material business opportunity of the Employer, including attempting to secure or securing any personal profit in connection with any transaction entered into on behalf of the Employer; (d) the misappropriation (or attempted misappropriation) of any of the Employer's funds or property; or (e) the conviction of, the indictment for (or its procedural equivalent), or the entering of a guilty plea or plea of no contest with respect to, a felony, the equivalent thereof, or any other crime, involving fraud or falsehood, or with respect to which imprisonment is a possible punishment; or (f) use of illegal drugs or controlled substances or excessive and recurring consumption of alcoholic beverages.

         6.4      DEFINITION OF "FOR GOOD REASON"

                  For purposes of Section 6.1, the phrase "For Good Reason" means any of the following: (a) the Employer's breach of this Agreement in any material respect that continues uncured for at least ten days after notice thereof from the Executive; (b) the assignment of the Executive without his consent to a position, responsibilities, or duties inconsistent with Section 2;
(c) the requirement by the Employer that the Executive's principal place of employment be anywhere more than 75 miles from New York County, without the Executive's consent; or (d) the assignment of Employer's rights under this Agreement pursuant to Section 9.6, without the Executive's consent .

        6.5      TERMINATION PAY

                  Effective upon the termination of this Agreement, the Employer will be obligated to pay the Executive (or, in the event of his death, his estate) only such compensation as is provided in this Section 6.5, in lieu of all other amounts and in settlement and complete release of all claims the Executive may have against the Employer.

                  (A) TERMINATION FOR GOOD REASON OR OTHER THAN FOR CAUSE. If the Executive's employment pursuant to this Agreement is terminated by the Employer other than For Cause or by the Executive for Good Reason,
         (i) the Employer shall continue to pay to the Executive the Executive's Salary, Bonus and Incentive Compensation for the remainder of the term of this Agreement, and (during such period or, if earlier, until he obtains new employment providing health benefits coverage) the Employer shall provide such continuation of health benefits coverage, including, without limitation, medical and dental coverage, required to be provided to employees, former employees and the beneficiaries or dependents of such employees and former employees under Part 6 of Subtitle B of Title I of the Employee Retirement Income Security Act of 1974, as amended, or, if applicable, Section 4980B of the Internal Revenue Code of 1986, as amended, on terms no less favorable to the Executive than the terms on which such coverage was provided prior to termination of his employment and (ii) the Executive will be entitled to the payment provided by Section 4.1(b)(ii).

                  (B) TERMINATION UPON DISABILITY. If the Executive's employment pursuant to this Agreement is terminated by either party as a result of the Executive's Disability, as determined under Section 5.2, (i) the Employer will pay the Executive his Salary through the remainder of the calendar month during which such termination is effective, and that part of the Executive's (i) Incentive Compensation, if any, for the calendar year during which his disability occurs, and (ii) Bonus for the calendar year during which his disability occurs, in each case prorated through the end of the calendar month during which his disability occurs , and (ii) the Executive will be entitled to the payment provided by Section 4.1(b)(ii).

                  (C) TERMINATION UPON DEATH. If the Executive's employment pursuant to this Agreement is terminated because of the Executive's death, the Executive will be entitled to receive his Salary through the end of the calendar month in which his death occurs, and that part of the Executive's (i) Incentive Compensation, if any, for the calendar year during which his death occurs, (ii) Bonus for the calendar year during which his death occurs, in each case prorated through the end of the calendar month during which his death occurs, and (iii) the payment provided by Section 4.1(b)(ii).


                  (D) BENEFITS. The Executive's accrual of, or participation in plans providing for, the Benefits will cease at the effective date of the termination of his employment pursuant to this this Agreement, and the Executive will be entitled to accrued Benefits pursuant to such plans only as provided in this Agreement or in such plans. The Executive shall receive upon termination of his employment payment, at the rate of the Salary, for unused vacation that has accrued pursuant to Section 5.1 through the date of such termination (pro rated for the calendar year in which such termination occurs). The Executive will not receive, as part of his


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         termination pay pursuant to this Section 6, any other payment or other compensation for any vacation, holiday, sick leave, or other leave unused on the date the notice of termination is given under this Agreement.

7.       NON-DISCLOSURE COVENANT; EMPLOYEE INVENTIONS

         7.1      ACKNOWLEDGMENTS BY THE EXECUTIVE

                  The Executive acknowledges that (a) during the term of and as a part of his employment, the Executive will be afforded access to Confidential Information; (b) public disclosure of such Confidential Information could have an adverse effect on the Employer and its business; (c) because the Executive possesses substantial technical expertise and skill with respect to the Employer's business, the Employer desires to obtain exclusive ownership of each Employee Invention, and the Employer will be at a substantial competitive disadvantage if it fails to acquire exclusive ownership of each Employee Invention; and (d) the provisions of this Section 6 are reasonable and necessary to prevent the improper use or disclosure of Confidential Information and to provide the Employer with exclusive ownership of all Employee Inventions.

                  "CONFIDENTIAL INFORMATION" shall mean any and all:

                  (a) trade secrets concerning the business and affairs of the Employer and its subsidiaries, product specifications, data, know-how, formulae, compositions, processes, designs, sketches, photographs, graphs, drawings, samples, inventions and ideas, past, current, and planned research and development, current and planned manufacturing or distribution methods and processes, customer lists, current and anticipated customer requirements, price lists, market studies, business plans, computer software and programs (including object code and source code), computer software and database technologies, systems, structures, and architectures (and related formulae, compositions, processes, improvements, devices, know-how, inventions, discoveries, concepts, ideas, designs and methods and information), and any other information, however documented, that is a trade secret under applicable law; and

                  (b) information concerning the business and affairs of the Employer and its subsidiaries (which includes historical financial statements, financial projections and budgets, historical and projected sales, capital spending budgets and plans, the names and backgrounds of key personnel and personnel training and techniques and materials), however documented; and

                  (c) notes, analysis, compilations, studies, summaries, and other material prepared by or for the Employer or any of its subsidiaries containing or based, in whole or in part, on any information included in the foregoing.

                  "EMPLOYEE INVENTION" shall mean any idea, invention, technique, modification, process or improvement (whether patentable or not), any industrial design (whether registerable or not) and any work of authorship (whether or not copyright protection may be obtained for it) created, conceived, or developed by the Executive, either solely or in conjunction with others, during the term of his employment, or a period that includes a portion of the term of his employment, that relates in any way to, or is useful in any manner in, the business then being conducted or proposed to be conducted by the Employer or any of its subsidiaries, and any such item created by the Executive, either solely or in conjunction with others, following termination of the Executive's employment with the Employer, that is based upon or uses Confidential Information.

         7.2      COVENANTS OF THE EXECUTIVE

                  In consideration of the compensation and benefits to be paid or provided to the Executive by the Employer under this Agreement, the Executive covenants as follows:

                  (A)      Confidentiality.

                           (i) During and following the term of his employment, the Executive will hold in confidence the Confidential Information and will not disclose it to any person except with the specific prior written consent of the Employer or except as otherwise expressly permitted by the terms of this Agreement.

                           (ii) Any trade secrets of the Employer will be
                  entitled to all of the protections and benefits under applicable law. If any information that the Employer deems to be a trade secret is found by a court of competent jurisdiction not to be a trade secret for purposes of this Agreement, such information will, nevertheless, be considered Confidential Information for purposes of this Agreement. The Executive hereby waives any requirement that the Employer submit proof of the economic value of any trade secret.





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                           (iii) None of the foregoing obligations and
                  restrictions applies to any part of the Confidential Information that the Executive demonstrates was or became generally available to the public other than as a result of a disclosure by the Executive.

                           (iv) The Executive will not remove from the
                  Employer's or any of its subsidiaries' premises (except to the extent such removal is for purposes of the performance of the Executive's duties at home or while traveling, or except as otherwise specifically authorized by the Employer) any document, record, notebook, plan, model, component, device, or computer software or code, whether embodied in a disk or in any other form (collectively, the "Proprietary Items"). The Executive ----------------- recognizes that, as between the Employer and the Executive, all of the Proprietary Items, whether or not developed by the Executive, are the exclusive property of the Employer. Upon termination of this Agreement by either party, or upon the request of the Employer during the Employment Period, the Executive will return to the Employer all of the Proprietary Items in the Executive's possession or subject to the Executive's control, and the Executive shall not retain any copies, abstracts, sketches, or other physical embodiment of any of the Proprietary Items.

                  (B) Employee Inventions. Each Employee Invention will belong exclusively to the Employer. The Executive acknowledges that all of the Executive's writing, works of authorship, specially commissioned works and other Employee Inventions are works made for hire and the property of the Employer, including any copyrights, patents, or other intellectual property rights pertaining thereto. If it is determined that any such works are not works made for hire, the Executive hereby assigns to the Employer all of the Executive's right, title, and interest, including all rights of copyright, patent, and other intellectual property rights, to or in such Employee Inventions. The Executive covenants that he will promptly:

                           (i) disclose to the Employer in writing any Employee
                  Invention;

                           (ii) assign to the Employer or to a party designated
                  by the Employer, at the Employer's request and without additional compensation, all of the Executive's right to the Employee Invention for the United States and all foreign jurisdictions;

                           (iii) execute and deliver to the Employer such
                  applications, assignments and other documents as the Employer may request in order to apply for and obtain patents or other registrations with respect to any Employee Invention in the United States and any foreign jurisdictions;

                           (iv) sign all other papers necessary to carry out the
                  above obligations; and

                           (v) give testimony and render any other assistance in
                  support of the Employer's rights to any Employee Invention.

         7.3      DISPUTES OR CONTROVERSIES

                  The Executive recognizes that should a dispute or controversy arising from or relating to this Agreement be submitted for adjudication to any court, arbitration panel or other third party, the preservation of the secrecy of Confidential Information may be jeopardized. All pleadings, documents, testimony and records relating to any such adjudication will be maintained in secrecy and will be available for inspection by the Employer, the Executive and their respective attorneys and experts, who will agree, in advance and in writing, to receive and maintain all such information in secrecy, except as may be limited by them in writing.

8.       NON-COMPETITION AND NON-INTERFERENCE

         8.1      ACKNOWLEDGMENTS BY THE EXECUTIVE

                  The Executive acknowledges that: (a) the services to be performed by him under this Agreement are of a special, unique, unusual, extraordinary and intellectual character; (b) the Employer's business is national in scope and its products are marketed throughout the United States;
(c) the Employer competes with other businesses that are or could be located in any part of the United States; and (d) the provisions of this Section 8 are reasonable and necessary to protect the Employer's business.

         8.2      COVENANTS OF THE EXECUTIVE

                  In consideration of the acknowledgments by the Executive, and in consideration of the compensation and benefits to be paid or provided to the Executive by the Employer, the Executive covenants that he will not, directly or indirectly:



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                  (a) during the term of his employment, except in the course of his employment hereunder, and during the Post-Employment Period, engage or invest in, own, manage, operate, finance, control or participate in the ownership, management, operation, financing or control of, be employed by, associated with, or in any manner connected with, lend the Executive's name or any similar name to, lend Executive's credit to or render services or advice to, any business engaged in any aspect of the Smart Card Business; provided, however, that the Executive may purchase or otherwise acquire up to (but not more than) one percent of any class of securities of any enterprise (but without otherwise participating in the activities of such enterprise) if such securities are registered under Section 12 of the Securities Exchange Act of 1934, as amended;

                  (b) whether for the Executive's own account or for the account of any other person, at any time during the term of his employment and the Post-Employment Period, solicit business related to the Smart Card Business from any person known by the Executive to be a customer of the Employer or any of its subsidiaries, whether or not the Executive had personal contact with such person during and by reason of the Executive's employment with the Employer;

                  (c) whether for the Executive's own account or the account of any other person (i) at any time during the term of his employment and the Post-Employment Period, solicit, employ or otherwise engage as an employee, independent contractor, or otherwise, any person who is or was an employee of the Employer or any of its subsidiaries at any time during the term of his employment or in any manner induce or attempt to induce any employee of the Employer or any of its subsidiaries to terminate his employment with the Employer or any of its subsidiaries; or (ii) at any time during the term of his employment and for three years thereafter, interfere with the Employer's or any of its subsidiaries' relationships with any person, including any person who at any time during the Employment Period was an employee, contractor, supplier, or customer of the Employer or any of its subsidiaries; or

                  (d) at any time during or after the term of his employment, disparage the Employer or any of its subsidiaries, shareholders, directors, officers, employees or agents.

                  For purposes of this Section 8.2, (i) the term "Post-Employment Period" means the two-year period beginning on the date of termination of the Executive's employment with the Employer, unless the the Executive's employment pursuant to this Agreement is terminated by the Employer other than For Cause or by the Executive for Good Reason, in which event it shall end on the date of termination of the Executive's employment and (ii) the term "Smart Card Business" means the creation, development, manufacture, sale, license or distribution of smart cards or smart card systems.

                  If any covenant in this Section 8.2 is held to be unreasonable, arbitrary or against public policy, such covenant will be considered to be divisible with respect to scope, time and geographic area, and such lesser scope, time or geographic area, or all of them, as a court of competent jurisdiction may determine to be reasonable, not arbitrary, and not against public policy, will be effective, binding and enforceable against the Executive.

                  The period of time applicable to any covenant in this Section
8.2 will be extended by the duration of any violation by the Executive of such covenant.

                  The Executive will, while the covenant under this Section 8.2 is in effect, give notice to the Employer, within ten days after accepting any other employment, of the identity of the Executive's employer. The Employer may notify such employer that the Executive is bound by this Agreement and, at the Employer's election, furnish such employer with a copy of this Agreement or relevant portions thereof.

9.       GENERAL PROVISIONS

         9.1      INJUNCTIVE RELIEF AND ADDITIONAL REMEDY

                  The Executive acknowledges that the injury that would be suffered by the Employer as a result of a breach of the provisions of this Agreement (including any provision of Sections 7 and 8) would be irreparable and that an award of monetary damages to the Employer for such a breach would be an inadequate remedy. Consequently, the Employer will have the right, in addition to any other rights it may have, to obtain injunctive relief to restrain any breach or threatened breach or otherwise to specifically enforce any provision of this Agreement, and the Employer will not be obligated to post bond or other security in seeking such relief. In any action to obtain such relief, if the Executive is the prevailing party he shall be entitled to recover from the Employer the reasonable costs incurred by him in defending such action, including, without limitation, reasonable attorneys' fees.

                  Without limiting the Employer's rights under this Section 9 or any other remedies of the Employer, if the Executive breaches any of the provisions of Section 7 or 8, the Employer will have the right to cease making any payments otherwise due to the Executive under this Agreement. If the Employer ceases making any such payments to the Executive by reason of the preceding sentence and it is finally judicially determined that the Executive had not



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breached any of the provisions of Section 7 or 8 and that the Employer's failure to make such payments was not authorized by the preceding sentence, the Executive shall be entitled to recover, in addition to the payments that the Employer improperly failed to make, interest on each such payment from the date it was due until it is made at the prime rate of The Chase Manhattan Bank.

         9.2      COVENANTS OF SECTIONS 7 AND 8 ARE ESSENTIAL AND INDEPENDENT
COVENANTS

                  The covenants by the Executive in Sections 7 and 8 are essential elements of this Agreement, and without the Executive's agreement to comply with such covenants, the Employer would not have entered into this Agreement or employed or continued the employment of the Executive. The Employer and the Executive have independently consulted their respective counsel and have been advised in all respects concerning the reasonableness and propriety of such covenants, with specific regard to the nature of the business conducted by the Employer.

                  The Executive's covenants in Sections 7 and 8 are independent covenants and the existence of any claim by the Executive against the Employer under this Agreement or otherwise will not excuse the Executive's breach of any covenant in Section 7 or 8.

                  If the Executive's employment hereunder expires or is terminated, this Agreement will continue in full force and effect as is necessary or appropriate to enforce the covenants and agreements of the Executive in Sections 7 and 8.

         9.3      REPRESENTATIONS AND WARRANTIES BY THE EXECUTIVE

                  The Executive represents and warrants to the Employer that the execution and delivery by the Executive of this Agreement do not, and the performance by the Executive of the Executive's obligations hereunder will not, with or without the giving of notice or the passage of time, or both: (a) violate any judgment, writ, injunction or order of any court, arbitrator or governmental agency applicable to the Executive; or (b) conflict with, result in the breach of any provisions of or the termination of, or constitute a default under, any agreement to which the Executive is a party or by which the Executive is or may be bound.

         9.4      OBLIGATIONS CONTINGENT ON PERFORMANCE

                  Except as otherwise specifically provided herein, the obligations of the Employer hereunder, including its obligation to pay the compensation provided for herein, are contingent upon the Executive's performance of the Executive's obligations hereunder.

         9.5      WAIVER

                  The rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither the failure nor any delay by either party in exercising any right, power or privilege under this Agreement will operate as a waiver of such right, power or privilege, and no single or partial exercise of any such right, power or privilege will preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege. To the maximum extent permitted by applicable law,
(a) no claim or right arising out of this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other party; (b) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement.

         9.6      BINDING EFFECT; DELEGATION OF DUTIES PROHIBITED

                  This Agreement shall inure to the benefit of, and shall be binding upon, the parties hereto and their respective successors, assigns, heirs and legal representatives, including any entity with which the Employer may merge or consolidate or to which all or substantially all of its assets may be transferred. The duties and covenants of the Executive under this Agreement, being personal, may not be delegated.

         9.7      NOTICES

                  All notices, consents, waivers, and other communications under this Agreement must be in writing and will be deemed to have been duly given when (a) delivered by hand (with written confirmation of receipt), (b) sent by facsimile (with written confirmation of receipt), provided that a copy is mailed by registered mail, return receipt requested or (c) when received by the addressee, if sent by a nationally recognized overnight delivery service (receipt



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requested), in each case to the appropriate addresses and facsimile numbers set forth below (or to such other addresses and facsimile numbers as a party may designate by notice to the other parties):

                  If to Employer:

                  PubliCARD, Inc.
                  620 Fifth Avenue
                  7th Floor
                  New York, NY  10020
                  Attention: Harry I. Freund, Chairman
                  Facsimile No.:  (212) 307-5781

                  With a copy to:

                  Kaye, Scholer, Fierman, Hays & Handler, LLP
                  425 Park Avenue
                  New York, NY 10022
                  Attention: Joel I. Greenberg, Esq.
                  Facsimile No.: 212-836-8689

                  If to the Executive:
                  c/o PubliCARD, Inc.
                  620 Fifth Avenue
                  7th Floor
                  New York, NY 10020
                  Facsimile:  212-307-5781

                  With a copy to:
                  Levine & Okoshken
                  51 Avenue Montaigne
                  75008 Paris, France
                  Attention: Samuel Okoshken, Esq.
                  Facsimile 33 1 45 63 24 96

         9.8      ENTIRE AGREEMENT; AMENDMENTS

                  This Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral or written, between the parties hereto with respect to the subject matter hereof. This Agreement may not be amended orally, but only by an agreement in writing signed by the parties hereto.

         9.9      GOVERNING LAW

                  This Agreement will be governed by the laws of the State of New York without regard to conflicts of laws principles.

         9.10     JURISDICTION

                  Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Agreement may be brought against either of the parties in the courts of the State of New York, County of New York, or, if it has or can acquire jurisdiction, in the United States District Court for the Southern District of New York, and each of the parties consents to the jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waives any objection to venue laid therein. Process in any action or proceeding referred to in the preceding sentence may be served on either party anywhere in the world.

         9.11     SECTION HEADINGS, CONSTRUCTION

                  The headings of Sections in this Agreement are provided for convenience only and will not affect its construction or interpretation. All references to "Section" or "Sections" refer to the corresponding Section or Sections of this Agreement unless otherwise specified. All words used in this Agreement will be construed to be of such gender or number as the circumstances require. Unless otherwise expressly provided, the word "including" does not limit the preceding words or terms.

         9.12     SEVERABILITY

                  If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

         9.13     COUNTERPARTS

                  This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.

         IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date above first written above.

                                    PUBLICARD, INC.



                                    By:_________________________
                                         Name:   Harry I. Freund
                                         Title:  Chairman



                                    By:
                                         Name:   Jay Goldsmith
                                         Title:  Vice Chairman


                                    EXECUTIVE:



                                    ________________________________
                                       Jan-Erik Rottinghuis

Dated:  November 1, 1999

                                                                       Exhibit A


                                OPTION AGREEMENT



                  AGREEMENT, dated as of November __, 1999, between PubliCARD, Inc., a Pennsylvania corporation with offices at One Post Road, Fairfield, Connecticut 06430 (the "Corporation"), and Jan-Erik Rottinghuis (the "Optionee").

                  NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, do hereby agree as follows:

1. The Optionee is hereby granted an option to purchase from the Corporation, subject to and under the terms and conditions set forth in this Agreement, all or any part of 400,000 shares of common stock, par value $.10 per share of the Corporation (the "Common Stock"), at an exercise price equal to $6.75 per share (the "Exercise Price"). This option is not intended to be treated as an incentive stock option under
         Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

2. This option shall become exercisable in accordance with the following schedule:



                  Number of shares                   Vesting date

                  133,333                            November __, 2000
                  133,333                            November __, 2001
                  133,334                            November __, 2002


         If the Optionee's employment is terminated (i) by the Corporation other than For Cause (as defined in the employment agreement dated November __, 1999 (the "Employment Agreement") or (ii) by Optionee For Good Reason (as defined in the Employment Agreement), this option shall become exercisable in full.

         The Optionee may purchase all or any part of the shares then vested (but not fractions of a share) to which this option relates, at such time or times as he may desire, until this option expires. Unless sooner terminated as provided in this Agreement, the options granted shall expire at 5:00 P.M. Eastern Time on the five year anniversary of the date hereof (the "Expiration Time"), and any shares not purchased on or before such date may not thereafter be purchased hereunder.

3. The Optionee shall exercise the option by delivering to the Corporation a written notice of exercise in substantially the form attached hereto as Exhibit I. Common Stock purchased pursuant to this Agreement shall be paid for in full in cash at the time of purchase or in shares of Common Stock surrendered to the Corporation or in a combination of cash and such shares. Shares of Common Stock thus surrendered shall be valued at their Fair Market Value (as defined in this Section 3 below) on the date of exercise. Upon receipt of payment and written notice of exercise, the Corporation shall deliver, without stock transfer tax to the Optionee or other person entitled to exercise the option, to the person exercising the option, a certificate or certificates for such shares. It shall be a condition to the performance of the Corporation's obligation to issue or transfer Common Stock upon exercise of this option that the person exercising this option pay, or make provision satisfactory to the Corporation for the payment of, any taxes (other than stock transfer taxes) which the Corporation is obligated to collect with respect to the issue or transfer of Common Stock upon exercise (including any federal, state or local withholding taxes).

         As used in this Agreement, the "Fair Market Value" of a share of Common Stock shall mean the per share value of the Common Stock as of a given date, determined as follows:

         a. If the Common Stock is listed or admitted for trading on the New York Stock Exchange (or if not, on another national securities exchange), the Fair Market Value of the Common Stock is the average of the closing quotations for such stock based on composite transactions for the New York Stock Exchange (or if not listed on it, such other national securities exchange) for the five Trading Days (as defined below) ending at the close of business on the day prior to such given date.


         b. If the Common Stock is not traded on any national securities exchange, but is quoted on the National Association of Securities Dealers, Inc. Automated Quotation System (NASDAQ System) or any similar system of automated dissemination of quotations of prices in common use, the Fair Market

                  Value of the Common Stock is the average of the last sales price (if the stock is listed as a national market issue under the NASDAQ System) or the mean between the closing representative bid and asked prices (in all other cases) for the stock as reported by the NASDAQ System (or such similar quotation system) for the five Trading Days ending at the close of business on the day prior to such given date.

         c. If neither clause (a) nor clause (b) of this definition is applicable, the Fair Market Value of the Common Stock is the fair market value per share as of such valuation date, as determined by the Board of Directors of the Corporation in good faith and in accordance with uniform principles consistently applied.

         d. "Trading Day" shall mean a day on which the principal national securities exchange on which the Common Stock is listed or admitted to trading is open for the transaction of business or, if the Common Stock is not listed or admitted to trading on any national securities exchange, any business day.

4. The Corporation hereby agrees that at all times there shall be reserved for issuance and delivery upon exercise of the option such number of shares of its Common Stock as shall be required for issuance and delivery upon the exercise of the option, and that such shares, when issued in accordance with the terms of this Agreement, shall be validly issued, fully paid, and non-assessable. The Corporation covenants and agrees that it will from time to time take all such action as may be necessary to assure that the par value per share of the Common Stock is at all times equal to or less than the then effective Exercise Price of the option.

5. This option is not transferable other than by will or the laws of descent and distribution. Any other transfer of this option (including without limitation any purported assignment, whether voluntary or by operation of law, pledge, hypothecation or other disposition contrary to the provisions hereof, or levy of execution, attachment, trustee process or similar process, whether legal or equitable, of the option) shall be null and void and of no effect. Any shares issued pursuant to this option shall not be registered under the Securities Act of 1933, as amended (the "Act"). The Optionee may not sell or otherwise dispose of such shares in the absence of either a registration statement under the Act or an exemption from the registration provisions thereunder, with respect to which the Optionee shall have delivered to the Corporation an opinion of counsel, in form satisfactory to the Corporation, that, under the circumstances, registration is not required. The certificates representing such shares shall bear a legend as follows:

                           The shares represented by this certificate have not
                  been registered under the Securities Act of 1933 and may not be transferred in the absence of either an effective registration statement under the Securities Act of 1933, as amended (the "Act") with respect to such shares, or an exemption from the registration provisions of the Act, with respect to which the Corporation shall have received an opinion of counsel, in form satisfactory to it, that, under the circumstances, registration under the Act is not required.

6. This option shall be exercisable during the life of the Optionee only by the Optionee and the Optionee's guardian or legal representative and after death only by the Optionee's legal representative. Notwithstanding the following provisions of this Section 6, no option shall be exercisable after the Expiration Time. If the Optionee's consulting arrangement or employment with the Corporation terminates for any reason other than (i) For Cause, (ii) death or (iii) termination by the Optionee other than For Good Reason, the option may be exercised (to the extent it was exercisable immediately preceding such termination) until 90 days after the date of such termination. If the option was not exercisable immediately preceding such termination of employment, the option shall terminate upon such termination of employment.

         If the Optionee's consulting arrangement or employment with the Corporation is terminated For Cause or by the Optionee other than For Good Reason, the option shall terminate immediately upon such termination of the consulting arrangement or employment, regardless of whether the option was exercisable immediately preceding such termination of employment.

         Upon the death of the Optionee while in active service with the Corporation, the person or persons to whom the Optionee's rights under the option are transferred by will or the laws of descent and distribution may exercise the option until the expiration of 12 months after the date of the Optionee's death, but only to the extent the option was exercisable immediately preceding the Optionee's death. If the option was not exercisable immediately preceding the Optionee's death, the option shall terminate upon the Optionee's death.


7. If dividends payable in Common Stock during any fiscal year of the Corporation exceed an aggregate of 5% of the Common Stock issued and outstanding at the beginning of such fiscal year, or if, during any fiscal year of the Corporation, there is one or more splits, subdivisions, or combinations of shares of Common Stock resulting in an increase or decrease by more than 5% of the shares outstanding at the beginning of the year, the number of shares available under this option shall be increased or decreased proportionately, as the case may be, without change in the aggregate exercise price. Common Stock dividends, splits, subdivisions, or combinations during any fiscal year which do not exceed, in the aggregate, 5% of the Common Stock issued and outstanding at the beginning of such year shall be ignored for purposes of this option. All adjustments shall be made as of the day such action necessitating such adjustment becomes effective.

         In case the Corporation is merged or consolidated with another corporation, or in case the property or stock of the Corporation is acquired by another corporation, or in case of a reorganization or liquidation of the Corporation, the Board of Directors of the Corporation, or the board of directors of any corporation assuming the obligations of the Corporation hereunder, shall either (i) make appropriate provisions for the protection of this option by the substitution on an equitable basis of appropriate stock or other property of the Corporation, or appropriate stock or other property of the merged, consolidated or otherwise reorganized corporation, provided only that such substitution of options or other property shall comply with the requirements of Section 424 of the Code, or (ii) give written notice to the Optionee that his options, which will become immediately exercisable (if not already immediately exercisable), must be exercised within 30 days of the date of such notice (but not later than the Expiration Time) or they will be terminated.

8. The grant and exercise of this option, and the Corporation's obligation to sell and deliver shares upon the exercise of this option, shall be subject to the requirement that, if at any time the Board of Directors of the Corporation shall determine, in its discretion, that the listing, registration or qualification of the shares issuable or transferable upon exercise thereof upon any securities exchange or under any state or Federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the granting of this option, the issue, transfer, or purchase of shares thereunder may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors of the Corporation. The Corporation shall not be obligated to sell or issue any shares of Common Stock in any manner in contravention of the Securities Act of 1933, as amended or any state securities law.

9. This Agreement shall not give the Optionee any right with respect to continuance as a consultant or an employee of the Corporation, nor shall it be a limitation in any way on any legal right which the Board of Directors of the Corporation, the Corporation's stockholders or an officer of the Corporation may have to terminate the Optionee as an employee at any time.

10. The Optionee shall have no rights as a stockholder with respect to any shares issuable or transferable upon exercise of the option until the date a stock certificate is issued to the Optionee for such shares, and, except as otherwise expressly provided in this Agreement, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

11. All notices hereunder shall be in writing, and if to the Corporation, shall be delivered personally to the Secretary of the Corporation or mailed to the address provided in the preamble of this Agreement, addressed to the attention of the Secretary, and if to the Optionee, shall be delivered personally or mailed to the Optionee at the address provided in the preamble of this Agreement. Such addresses may be changed at any time by notice from one party to the other.

12. All decisions or interpretations made by the Board of Directors of the Corporation with regard to any question arising hereunder shall be binding and conclusive on the Corporation and the Optionee.

13. This Agreement shall bind and inure to the benefit of the parties hereto and the successors and assigns of the Corporation and, to the extent provided in Sections 6 and 8, the executors, administrators, legatees and heirs of the Optionee.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                      PUBLICARD, INC.


                                      By:      _______________________________
                                      Name:



                                               _______________________________
                                                   Jan-Erik Rottinghuis

                                                                       Exhibit I

                                 EXERCISE NOTICE


                  The undersigned, pursuant to an Option Agreement dated November __, 1999 between the undersigned and PubliCARD, Inc. (the "Corporation"), hereby irrevocably elects to exercise purchase rights represented by said option agreement for, and to purchase thereunder, _______ shares of the Common Stock (the "Shares") of the Corporation covered by said Option Agreement and herewith makes payment in full therefor pursuant to Section 3 of such Option Agreement.

                  The undersigned (i) hereby agrees, represents and warrants that I will not dispose of the shares unless a registration statement under the Securities Act of 1933, as amended, covering the shares is in effect or, in the opinion of counsel to the Company, an exemption from such registration is available, and (ii) hereby acknowledges that the number of shares hereafter subject to the Option Agreement referred to above is hereafter reduced by the number of shares which I have hereby elected to purchase.


                                         Very truly yours,


                                         Jan-Erik Rottinghuis

                                         Social Security Number ______________

                                         Address: ______________________

                                                        ______________________

                                         Dated:         ______________________

                                                                       Exhibit B


                                OPTION AGREEMENT



                  AGREEMENT, dated as of November __, 1999, between PubliCARD, Inc., a Pennsylvania corporation with offices at One Post Road, Fairfield, Connecticut 06430 (the "Corporation"), and Jan-Erik Rottinghuis (the "Optionee").

                  NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, do hereby agree as follows:

1. The Optionee is hereby granted an option to purchase from the Corporation, subject to and under the terms and conditions set forth in this Agreement, all or any part of 400,000 shares of common stock, par value $.10 per share of the Corporation (the "Common Stock"), at an exercise price equal to $6.75 per share (the "Exercise Price"). This option is not intended to be treated as an incentive stock option under
         Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

2. This option shall become exercisable in accordance with, in such installments as may be provide in and upon satisfaction of the applicable Performance Criteria for the periods specified in the Performance Criteria. The Performance Criteria shall be established by mutual agreement of the Corporation and Optionee. The parties will endeavor to agree upon the Performance Criteria within 90 days after the date hereof.

         If the Optionee's employment is terminated (i) by the Corporation other than For Cause (as defined in the employment agreement dated November __, 1999 (the "Employment Agreement") or (ii) by Optionee For Good Reason (as defined in the Employment Agreement), this option shall thereafter be exercisable for a number of shares equal to the sum of
         (i) the number of shares for which it was exercisable immediately prior to such termination and (ii) the number of shares for which it could become exercisable after such termination if all Performance Criteria applicable to the period after termination were met.

         The Optionee may purchase all or any part of the shares then vested (but not fractions of a share) to which this option relates, at such time or times as he may desire, until this option expires. Unless sooner terminated as provided in this Agreement, the options granted shall expire at 5:00 P.M. Eastern Time on the five year anniversary of the date hereof (the "Expiration Time"), and any shares not purchased on or before such date may not thereafter be purchased hereunder.

3. The Optionee shall exercise the option by delivering to the Corporation a written notice of exercise in substantially the form attached hereto as Exhibit I. Common Stock purchased pursuant to this Agreement shall be paid for in full in cash at the time of purchase or in shares of Common Stock surrendered to the Corporation or in a combination of cash and such shares. Shares of Common Stock thus surrendered shall be valued at their Fair Market Value (as defined in this Section 3 below) on the date of exercise. Upon receipt of payment and written notice of exercise, the Corporation shall deliver, without stock transfer tax to the Optionee or other person entitled to exercise the option, to the person exercising the option, a certificate or certificates for such shares. It shall be a condition to the performance of the Corporation's obligation to issue or transfer Common Stock upon exercise of this option that the person exercising this option pay, or make provision satisfactory to the Corporation for the payment of, any taxes (other than stock transfer taxes) which the Corporation is obligated to collect with respect to the issue or transfer of Common Stock upon exercise (including any federal, state or local withholding taxes).

         As used in this Agreement, the "Fair Market Value" of a share of Common Stock shall mean the per share value of the Common Stock as of a given date, determined as follows:

         a. If the Common Stock is listed or admitted for trading on the New York Stock Exchange (or if not, on another national securities exchange), the Fair Market Value of the Common Stock is the average of the closing quotations for such stock based on composite transactions for the New York Stock Exchange (or if not listed on it, such other national securities exchange) for the five Trading Days (as defined below) ending at the close of business on the day prior to such given date.



         b. If the Common Stock is not traded on any national securities exchange, but is quoted on the National Association of Securities Dealers, Inc. Automated Quotation System (NASDAQ System) or any similar system of automated dissemination of quotations of prices in common use, the Fair Market

                  Value of the Common Stock is the average of the last sales price (if the stock is listed as a national market issue under the NASDAQ System) or the mean between the closing representative bid and asked prices (in all other cases) for the stock as reported by the NASDAQ System (or such similar quotation system) for the five Trading Days ending at the close of business on the day prior to such given date.

        c. If neither clause (a) nor clause (b) of this definition is applicable, the Fair Market Value of the Common Stock is the fair market value per share as of such valuation date, as determined by the Board of Directors of the Corporation in good faith and in accordance with uniform principles consistently applied.

        d. "Trading Day" shall mean a day on which the principal national securities exchange on which the Common Stock is listed or admitted to trading is open for the transaction of business or, if the Common Stock is not listed or admitted to trading on any national securities exchange, any business day.

4. The Corporation hereby agrees that at all times there shall be reserved for issuance and delivery upon exercise of the option such number of shares of its Common Stock as shall be required for issuance and delivery upon the exercise of the option, and that such shares, when issued in accordance with the terms of this Agreement, shall be validly issued, fully paid, and non-assessable. The Corporation covenants and agrees that it will from time to time take all such action as may be necessary to assure that the par value per share of the Common Stock is at all times equal to or less than the then effective Exercise Price of the option.

5. This option is not transferable other than by will or the laws of descent and distribution. Any other transfer of this option (including without limitation any purported assignment, whether voluntary or by operation of law, pledge, hypothecation or other disposition contrary to the provisions hereof, or levy of execution, attachment, trustee process or similar process, whether legal or equitable, of the option) shall be null and void and of no effect. Any shares issued pursuant to this option shall not be registered under the Securities Act of 1933, as amended (the "Act"). The Optionee may not sell or otherwise dispose of such shares in the absence of either a registration statement under the Act or an exemption from the registration provisions thereunder, with respect to which the Optionee shall have delivered to the Corporation an opinion of counsel, in form satisfactory to the Corporation, that, under the circumstances, registration is not required. The certificates representing such shares shall bear a legend as follows:

                  The shares represented by this certificate have not been registered under the Securities Act of 1933 and may not be transferred in the absence of either an effective registration statement under the Securities Act of 1933, as amended (the "Act") with respect to such shares, or an exemption from the registration provisions of the Act, with respect to which the Corporation shall have received an opinion of counsel, in form satisfactory to it, that, under the circumstances, registration under the Act is not required.

6. This option shall be exercisable during the life of the Optionee only by the Optionee and the Optionee's guardian or legal representative and after death only by the Optionee's legal representative. Notwithstanding the following provisions of this Section 6, no option shall be exercisable after the Expiration Time. If the Optionee's consulting arrangement or employment with the Corporation terminates for any reason other than (i) For Cause, (ii) death or (iii) termination by the Optionee other than For Good Reason, the option may be exercised (to the extent it was exercisable immediately preceding such termination) until 90 days after the date of such termination. If the option was not exercisable immediately preceding such termination of employment, the option shall terminate upon such termination of employment.

         If the Optionee's consulting arrangement or employment with the Corporation is terminated For Cause or by the Optionee other than For Good Reason, the option shall terminate immediately upon such termination of the consulting arrangement or employment, regardless of whether the option was exercisable immediately preceding such termination of employment.

         Upon the death of the Optionee while in active service with the Corporation, the person or persons to whom the Optionee's rights under the option are transferred by will or the laws of descent and distribution may exercise the option until the expiration of 12 months after the date of the Optionee's death, but only to the extent the option was exercisable immediately preceding the Optionee's death. If the option was not exercisable immediately preceding the Optionee's death, the option shall terminate upon the Optionee's death.


7. If dividends payable in Common Stock during any fiscal year of the Corporation exceed an aggregate of 5% of the Common Stock issued and outstanding at the beginning of such fiscal year, or if, during any fiscal year of the Corporation, there is one or more splits, subdivisions, or combinations of shares of Common Stock resulting in an increase or decrease by more than 5% of the shares outstanding at the beginning of the year, the number of shares available under this option shall be increased or decreased proportionately, as the case may be, without change in the aggregate exercise price. Common Stock dividends, splits, subdivisions, or combinations during any fiscal year which do not exceed, in the aggregate, 5% of the Common Stock issued and outstanding at the beginning of such year shall be ignored for purposes of this option. All adjustments shall be made as of the day such action necessitating such adjustment becomes effective.

         In case the Corporation is merged or consolidated with another corporation, or in case the property or stock of the Corporation is acquired by another corporation, or in case of a reorganization or liquidation of the Corporation, the Board of Directors of the Corporation, or the board of directors of any corporation assuming the obligations of the Corporation hereunder, shall either (i) make appropriate provisions for the protection of this option by the substitution on an equitable basis of appropriate stock or other property of the Corporation, or appropriate stock or other property of the merged, consolidated or otherwise reorganized corporation, provided only that such substitution of options or other property shall comply with the requirements of Section 424 of the Code, or (ii) give written notice to the Optionee that his options, which will become immediately exercisable (if not already immediately exercisable), must be exercised within 30 days of the date of such notice (but not later than the Expiration Time) or they will be terminated.

8. The grant and exercise of this option, and the Corporation's obligation to sell and deliver shares upon the exercise of this option, shall be subject to the requirement that, if at any time the Board of Directors of the Corporation shall determine, in its discretion, that the listing, registration or qualification of the shares issuable or transferable upon exercise thereof upon any securities exchange or under any state or Federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the granting of this option, the issue, transfer, or purchase of shares thereunder may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors of the Corporation. The Corporation shall not be obligated to sell or issue any shares of Common Stock in any manner in contravention of the Securities Act of 1933, as amended or any state securities law.

9. This Agreement shall not give the Optionee any right with respect to continuance as a consultant or an employee of the Corporation, nor shall it be a limitation in any way on any legal right which the Board of Directors of the Corporation, the Corporation's stockholders or an officer of the Corporation may have to terminate the Optionee as an employee at any time.

10. The Optionee shall have no rights as a stockholder with respect to any shares issuable or transferable upon exercise of the option until the date a stock certificate is issued to the Optionee for such shares, and, except as otherwise expressly provided in this Agreement, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

11. All notices hereunder shall be in writing, and if to the Corporation, shall be delivered personally to the Secretary of the Corporation or mailed to the address provided in the preamble of this Agreement, addressed to the attention of the Secretary, and if to the Optionee, shall be delivered personally or mailed to the Optionee at the address provided in the preamble of this Agreement. Such addresses may be changed at any time by notice from one party to the other.

12. All decisions or interpretations made by the Board of Directors of the Corporation with regard to any question arising hereunder shall be binding and conclusive on the Corporation and the Optionee.

13. This Agreement shall bind and inure to the benefit of the parties hereto and the successors and assigns of the Corporation and, to the extent provided in Sections 6 and 8, the executors, administrators, legatees and heirs of the Optionee.


         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                      PUBLICARD, INC.


                                      By:      _______________________________
                                      Name:





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                                               ________________________________
                                                  Jan-Erik Rottinghuis




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                                                                       Exhibit I

                                 EXERCISE NOTICE


                  The undersigned, pursuant to an Option Agreement dated November __, 1999 between the undersigned and PubliCARD, Inc. (the "Corporation"), hereby irrevocably elects to exercise purchase rights represented by said option agreement for, and to purchase thereunder, _______ shares of the Common Stock (the "Shares") of the Corporation covered by said Option Agreement and herewith makes payment in full therefor pursuant to Section 3 of such Option Agreement.

                  The undersigned (i) hereby agrees, represents and warrants that I will not dispose of the shares unless a registration statement under the Securities Act of 1933, as amended, covering the shares is in effect or, in the opinion of counsel to the Company, an exemption from such registration is available, and (ii) hereby acknowledges that the number of shares hereafter subject to the Option Agreement referred to above is hereafter reduced by the number of shares which I have hereby elected to purchase.


                                         Very truly yours,


                                         Jan-Erik Rottinghuis

                                         Social Security Number _______________

                                         Address: ______________________

                                                           ____________________

                                         Dated:            ____________________



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